Maxim SecureFoundation® Lifetime 2055 Portfolio

Class G Ticker: MXSYX

Class G1 Ticker: MXSZX

Class L Ticker: MXLPX

(the “Portfolio”)

Summary Prospectus

May 1, 2012

Portfolio shares are available only through investments in certain variable annuity contracts, individual retirement accounts (“IRAs”) and qualified retirement plans (“retirement plans”) (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. If you purchase shares of the Portfolio, you are required to purchase a Guaranteed Lifetime Withdrawal Benefit (the “Guarantee”) provided under a fixed deferred annuity contract issued by Great-West Life & Annuity Insurance Company (“GWL&A”). This Summary Prospectus should be read together with the prospectus or disclosure statement for the Guarantee and, as applicable, the prospectus or disclosure document for the Permitted Account.

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks, and the Guarantee. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information and most recent reports to shareholders, online at www.maximfunds.com/prospectus.html. You can also get this information at no cost by calling 1-866-831-7129 or by sending an email request to email@maximfunds.com. The current Prospectus and Statement of Additional Information, both dated May 1, 2012, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Investment Objective

The Portfolio seeks long-term capital appreciation and income consistent with its current asset allocation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. This table does not describe the fee for the Guarantee (“Guarantee Benefit Fee”), which is described in the Guarantee prospectus or disclosure statement, or the fees and expenses of any Permitted Account. If reflected, the expenses shown would be higher.

Since the Portfolio pursues its investment objective by investing in other mutual funds, you will bear your proportionate share of the expenses of the Portfolio and indirectly, your proportionate share of the expenses (including operating costs and management fees) of the other funds in which it invests.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class G	Class G1	Class L
Management Fees	0.12%	0.12%	0.12%
Distribution (12b-1) Fees	0.00%	0.10%	0.25%
Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.64%	0.64%	0.64%
Total Annual Portfolio Operating Expenses[1]	0.76%	0.86%	1.01%

1 The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund (Underlying Portfolio) Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not reflect the expenses of the Guarantee Benefit Fee or any fees and expenses of any Permitted Account. If reflected, the expenses reflected in the Example would be higher.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class G	$78	$243	$422	$942
Class G1	$88	$274	$477	$1,061
Class L	$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 120.67% of the average value of its portfolio.

Principal Investment Strategies

The following is a summary of the principal investment strategies of the Portfolio:

The Portfolio seeks to achieve its objective by investing in a professionally selected mix of mutual funds and in a fixed interest contract issued and guaranteed by GWL&A (the “GWL&A Contract”) that is tailored for investors planning to retire in, or close to, 2055 (which is assumed to be at age 65). The mutual funds and the GWL&A Contract are referred to as the “Underlying Portfolios.” The Portfolio is designed for investors who plan to withdraw the value of their account in the Portfolio gradually after retirement. Depending on its proximity to 2055, the Portfolio employs a combination of investments among Underlying Portfolios in order to emphasize, as appropriate, growth, income and/or preservation of capital. The Portfolio is currently expected (as of the date of this Prospectus) to invest 75-98% of its net assets in Underlying Portfolios that invest primarily in equity securities and 2-25% of its net assets in Underlying Portfolios that invest primarily in fixed income securities. Over time until 2045, the Portfolio’s asset allocation strategy will generally become more conservative, with greater emphasis on investments that provide for income and preservation of capital, and less on those offering the potential for growth. Beginning in 2045, it is anticipated that the asset allocation between equity and fixed income investments will become relatively static, and that the Portfolio will invest 50-70% of its net assets in Underlying Portfolios that invest primarily in equity securities and 30-50% of its net assets in Underlying Portfolios that invest primarily in fixed income securities.

Maxim Capital Management, LLC (“MCM”) uses asset allocation strategies to allocate assets among asset classes and the Underlying Portfolios. The Portfolio currently invests primarily in Underlying Portfolios designed to track the performance of a specified securities index (“Index Portfolios”).

Each Underlying Portfolio has its own investment objectives and strategies and may hold a wide range of securities and other instruments in its portfolio, including, without limitation, U.S. and foreign equities (including those from emerging markets), fixed income securities, derivatives, and short-term investments. The following table shows the Portfolio’s target allocation for the various asset classes and the Underlying Portfolios in which the Portfolio expects to invest as of the date of this Prospectus:

Large Blend	29.5%	Diversified Emerging Markets	10.5%
Maxim S&P 500® Index Portfolio Initial		Northern Emerging Markets Equity Index
Mid Blend	12.6%	Intermediate-Term Bond	8.0%
Maxim S&P MidCap 400® Index Portfolio Initial		Maxim Bond Index Portfolio Initial
Small Blend	13.7%	Short-Term Income/Cash	0.0%
Maxim S&P SmallCap 600® Index Portfolio Initial		GWL&A Contract
International Large Blend	25.7%
Maxim International Index Portfolio Initial

The Portfolio will automatically rebalance its holdings of the Underlying Portfolios on a monthly basis to maintain the appropriate asset allocation. MCM reviews asset class allocations, Underlying Portfolio allocations, and the Underlying Portfolios themselves on a quarterly basis, or more frequently as deemed necessary. MCM may add or delete asset classes, and add or delete Underlying Portfolios at any time and without shareholder notice or approval.

The following chart illustrates the Portfolio’s target asset allocation among U.S. equity, foreign equity, fixed income, and short-term income asset classes as of the date of this Prospectus. The illustration reflects the Portfolio’s neutral allocations (without any tactical adjustments by MCM). The Portfolio’s actual asset allocation may differ from this illustration to reflect MCM’s tactical adjustments to the asset mix based on market outlook or other factors. MCM periodically reviews the asset allocations and may change target asset allocations or deviate from the target asset allocations at any time without shareholder notice or approval.

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Principal Investment Risks

The following is a summary of the principal investment risks of investing in the Portfolio:

Fund-of-Funds Structure Risk

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Since the Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Portfolio. To the extent the Portfolio invests more of its assets in one Underlying Portfolio than another, the Portfolio will have greater exposure to the risks of that Underlying Portfolio.

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Since the Portfolio invests in Underlying Portfolios, you will bear your proportionate share of expenses of the Portfolio and indirectly of the Underlying Portfolios, resulting in an additional layer of expenses.

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The Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means a relatively high percentage of its assets may be invested in securities of a limited number of Underlying Portfolios. As a result, the Portfolio’s securities may be more susceptible to any single economic, political or regulatory event than that experienced by a similarly structured diversified portfolio.

Portfolio Turnover Risk - High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio and indirectly by shareholders).

The following are risks associated with Underlying Portfolio investments that may indirectly result in a loss of your investment in the Portfolio. There can be no assurance that an Underlying Portfolio will achieve its investment objective.

Equity Securities Risk - The value of the stocks and other securities owned by the Underlying Portfolios will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Small, Medium and Large Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Companies with large market capitalizations go in and out of favor based on market and economic conditions, and could underperform returns of smaller companies.

Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.

Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in the countries or regions in which an Underlying Portfolio invests will have a significant impact on the performance of the Underlying Portfolio.

Currency Exchange Rate Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause an Underlying Portfolio to lose money on investments denominated in foreign currencies.

Fixed Income Securities Risk - Investments in fixed income securities will be subject to interest rate risk (the chance that bond prices will decline because of rising interest rates), income risk (the chance that the Portfolio’s income will decline because of falling interest rates), credit risk (the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that market perception of the issuer will cause the price of a bond to decline), and call/prepayment risk (the chance that bond issuers will redeem bonds prior to their maturity dates).

Tracking a Benchmark Index Risk - Index Portfolios are mutual funds designed to track the performance of a specified securities benchmark index. The benchmark index may perform unfavorably and/or underperform the market as a whole. In addition, an Index Portfolio may not be able to precisely track the performance of its benchmark index.

Liquidity Risk - Underlying Portfolios may invest in securities that cannot be sold, or cannot be sold quickly, at an acceptable price. Liquidity risk may also refer to the risk that an Underlying Portfolio will not be able to pay redemption proceeds within the normal time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Portfolio may be required to sell liquid securities at an unfavorable time.

Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An Underlying Portfolio may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Underlying Portfolio’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a portfolio less liquid and harder to value, especially in declining markets.

Conflict of Interest Risk - MCM may be subject to conflicts of interest because its affiliate, GWL&A, is the issuer of the Guarantee available with the Portfolio.

Management Risk - A strategy used by the portfolio manager may fail to produce the intended results.

An investment in the Portfolio or Underlying Portfolios is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.

Risks Associated with the Guarantee - The Guarantee provides guaranteed income for the life of a designated person(s) provided all conditions are met. Investors who allocate account value to the Portfolio will be subject to certain risks associated with the Guarantee including, without limitation, the possibility that no benefits may be payable under the Guarantee depending on your pattern of share redemptions, your lifespan, the Portfolio’s investment performance, and other variables; the Guarantee may be terminated under certain circumstances; GWL&A may increase the Guarantee Benefit Fee; if GWL&A determines that the Portfolio is ineligible, you would be required to transfer to another eligible fund and you may be subject to higher fees and charges; and there may be tax consequences associated with the Guarantee. The Guarantee does not guarantee the investment performance of the Portfolio.

Performance

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing the performance of the Portfolio’s Class G shares in each full calendar year since inception and comparing its average annual total return to the performance of broad-based securities market indices and a composite index which has investment characteristics similar to those of the Portfolio. The Portfolio compares its returns to the 2055 Composite Index. The 2055 Composite Index is derived by applying the Portfolio’s target (neutral) asset allocation among the asset classes over time to the results of the following indexes: the S&P 500® Index (large blend); the S&P MidCap 400® Index (mid blend); the S&P SmallCap 600® Index (small blend); the MSCI EAFE® Index (international large blend); the MSCI Emerging Markets Index (diversified emerging markets); the Barclays U.S. Aggregate Bond Index (intermediate term bond); and the Barclays 1-3 Yr Credit Bond Index (short term income/cash). No Class L share performance data is provided because Class L shares commenced operations on January 31, 2011. Class L share performance will appear in a future version of this Prospectus after Class L shares have annual returns for one complete calendar year. Class G1 and Class L shares performance would be lower than Class G shares performance because of the 12b-1 fees applicable to Class G1 and Class L shares. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gain distributions and include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.

Updated performance information may be obtained at www.maximfunds.com (the web site does not form a part of this Prospectus).

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter	September 2010	11.96%
Worst Quarter	September 2011	-16.88%

Average Annual Total Returns for Periods Ended December 31, 2011

	One Year	Since Inception (11/13/2009)
Class G	-4.42%	3.56%
Class G1	-4.59%	3.48%
Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	0.98%	9.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.49%
2055 Composite Index (reflects no deduction for fees, expenses or taxes)	-3.88%	6.36%

Investment Adviser

GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (MCM)

Portfolio Manager

S. Mark Corbett, CFA, Chairman, President and Chief Executive Officer, MCM. Mr. Corbett has managed the Portfolio since 2009.

Purchase and Sale of Portfolio Shares

Permitted Accounts place orders to purchase and redeem shares of the Portfolio based on instructions received from owners of variable annuity contracts or IRAs, or from participants of retirement plans. Please contact your registered representative, IRA custodian or trustee, or retirement plan sponsor or administrator for information concerning the procedures for purchasing and redeeming shares of the Portfolio. The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Portfolio does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.

Tax Information

The Portfolio intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Portfolio qualifies as a regulated investment company and distributes its income as required by the Code, the Portfolio will not be subject to federal income tax to the extent that its net investment income and realized net capital gains are distributed to shareholders. Currently, Permitted Accounts generally are not subject to federal income tax on any Portfolio distributions. Owners of variable annuity contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Portfolio distributions until such amounts are withdrawn from the variable annuity contract, retirement plan or IRA.

Payments to Insurers, Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. The Portfolio and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Portfolio shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Portfolio as an underlying investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer (and its registered persons) or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson, visit your financial intermediary’s Web site, or consult the variable annuity contract prospectus for more information.